UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 19, 2009
MGM MIRAGE

(Exact name of registrant as specified in its charter)

Delaware	001-10362	88-0215232

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109

(Address of principal executive offices – Zip Code)
(702) 693-7120

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 20, 2009, the Registrant issued a press release, attached hereto as Exhibit 99, announcing certain impairment charges the Registrant expects to recognize for the third quarter of 2009 related to its 50% ownership interest in CityCenter.
ITEM 2.06 MATERIAL IMPAIRMENTS.
The Registrant incorporates by reference the text of the press release attached hereto as Exhibit 99.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

No.	Description

99	Text of the press release of the Registrant, dated October 20, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM MIRAGE
Date: October 20, 2009	By:	/s/ Robert C. Selwood
Robert C. Selwood,
Executive Vice President & Chief Accounting Officer

INDEX TO EXHIBITS

No.	Description

99	Text of the press release of the Registrant, dated October 20, 2009.